Q1 2026 Investor Presentation NASDAQ: GLRE

Cautionary Note Regarding Forward-Looking Statements and Non-GAAP Measures and Investment Disclosures This Investor Presentation (this “Presentation”) is intended solely for the informational purposes of the persons to whom it is presented in connection with the quarterly earnings results of Greenlight Capital Re, Ltd. (the “Company”). This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and we intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. federal securities laws. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward looking statements are typically identified by words such as “expect”, “believe”, “anticipate”, “outlook”, “estimate”, “goal” and “strategy” or conditional verbs such as “will” and “may” or the negative of these terms, although not all forward-looking statements contain these words, and include statements relating to market opportunity, our strategic priorities, strategic growth and return on equity projections. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on the Company’s behalf. These risks and uncertainties include a downgrade or withdrawal of our A.M. Best ratings; any suspension or revocation of any of our licenses; losses from catastrophes; the loss of significant brokers; the performance of Solasglas Investments, LP; the carry values of our investments made under our Greenlight Re Innovations pillar may differ significantly from those that would be used if we carried these investments at fair value; and other factors described in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, which speak only as to the date of this Presentation, whether as a result of new information, future events, or otherwise, except as provided by law. In presenting the Company’s results, management has included the following financial measure that is not calculated under standards or rules that comprise generally accepted accounting principles in the United States (“GAAP”): fully diluted book value per share. This non-GAAP measure may be defined or calculated differently by other companies. Management believes this measure allows for a more thorough understanding of the underlying business. Non-GAAP measures may not be comparable to similarly titled measures reported by other companies and should be used to monitor our results and should be considered in addition to, and not viewed as a substitute for those measures determined in accordance with GAAP. Reconciliations to the most comparable GAAP figures can be found at the back of this Presentation. This Presentation also contains certain figures and metrics that are unaudited, including, for example, growth in gross premiums written and other mid-year financial information. All information provided for Solasglas Investments, LP is for informational purposes only and should not be deemed as investment advice or a recommendation to purchase or sell any specific security. Performance returns reflect the total returns, net of fees and expenses. Returns are net of either the modified high water mark performance allocation of 10% or the standard 20% performance allocation. All figures are unaudited. Greenlight Re and DME Advisors, LP (“DME”) do not undertake to update any information contained herein as a result of audit adjustments or other corrections. Past performance is not indicative of future results. Actual returns may differ from the returns presented. greenlightre.com 2

Greenlight Re: Introduction greenlightre.com 3

Designed to achieve higher rates of return over the long term than more traditional fixed income investment strategies Low correlation to underwriting Liquid portfolio Use investment to gain optionality in (re)insurance opportunities Capture capital appreciation from early-stage investments Target ability to influence strategic direction and future participation rights in each deal Open Market Reinsurance Underwriting Innovations Underwriting & Investments Value Oriented Investments (Solasglas Investments, LP) greenlightre.com 4 Three Strategic Pillars to Drive Book Value Growth Our three pillars create a diversified earnings profile—enabling us to pursue consistent, long-term returns for shareholders Provide reinsurance globally, on both proportional and non-proportional bases Maintain a highly diversified book with the flexibility to adjust line concentration based on market conditions Business is primarily sourced through global reinsurance brokers Long-short strategy reduces market exposure

greenlightre.com 5 Greenlight Re Overview and Highlights Our strategic focus is driving underwriting excellence with respect to each and every decision we make 1. Multiline includes our Funds at Lloyd's business. 2. Gross premiums written is for the trailing 12 months. Business mix chart represents gross premiums written by line of business for trailing twelve months. 3. Refers to fully diluted BVPS growth. Fully diluted BVPS is a non-GAAP measure. See Appendix for non-GAAP measure rationale and reconciliation to the most comparable GAAP measure. Period measured: December 31, 2021 through March 31, 2026. 4. During the first quarter of 2026, we repurchased 298,701 ordinary shares at an aggregate cost of $5.0 million at an average price of $16.70 per share. In April 2026, we repurchased a further 518,454 ordinary shares at an aggregate cost of $9.5 million at an average cost of $18.38. 5. Debt leverage (calculated as total debt divided by shareholders’ equity) has significantly decreased in recent years from 12 percent at year-end 2023 to 1% as of Q1 2026 close. 3 Offices in Strategic International Locations $753M Gross Premiums Written2 $2.3B Q1 2026 Total assets $14.5M Value of shares repurchased in 20264 “A” (Excellent) AM Best Financial Strength Rating (Stable Outlook) $741M Q1 2026 Shareholders’ Equity 53.0% 2022-2026 Cumulative Book Value Growth3 20+ Years Operating History 1% Total Debt Leverage5 Diverse Business Mix1 Specialty 24% Casualty 11% Financial 13% Health 1% Multiline 41% Property 10%

A+ (Superior) (stable outlook) A.M. Best Financial Strength Rating United Kingdom Syndicate 3456 (Lloyd’s) A (Excellent) (positive outlook) A.M. Best Financial Strength Rating Cayman Islands Greenlight Reinsurance, Ltd. greenlightre.com 6 Group Structure Our lean, flexible platform provides global market access via three strategically located jurisdictions: A (Excellent) (positive outlook) A.M. Best Financial Strength Rating • Irish regulated subsidiary enables efficient access to EU and London markets • Solvency II jurisdiction • Access to strong local (re)insurance talent pool • Underwriters in this office focus on global specialty business • Access to Lloyd’s network, brand and ratings • Global licenses to write both insurance and reinsurance • Greenlight Corporate Member enables us to provide “Funds at Lloyd’s” (FAL) capacity to the Lloyd’s market • Home office since founding in 2004 • Cayman Islands Monetary Authority (CIMA): a prudent and risk-based regulator • CIMA and the Cayman Islands Government explicitly support the reinsurance industry, with strong focus and expertise in this area and a stated commitment toward achieving NAIC “qualified jurisdiction” status Greenlight Capital Re, Ltd. NASDAQ: “GLRE” Ireland Greenlight Reinsurance Ireland, DAC

Gross Premiums Written ($ in millions) Combined Ratio greenlightre.com 7 Improving Underwriting Margin Continued progress toward sustained underwriting profitability • Combined ratio averaged 98.7% from 2021 through 2025 • 8.6-point improvement in 2026 YTD versus the prior year period • Positive underwriting income in 11 of last 13 quarters $565 $563 $637 $698 $773 $248 $228 2021 2022 2023 2024 2025 Q1 2025 Q1 2026 CAGR: 10.0% 100.9% 102.3% 94.5% 101.4% 94.6% 104.6% 96.0% 69.5% 67.4% 61.7% 69.0% 62.3% 72.9% 59.1% 26.9% 30.5% 29.0% 28.5% 28.0% 27.8% 31.8% 4.5% 4.4% 3.8% 3.9% 4.3% 3.9% 5.1% 2021 2022 2023 2024 2025 Q1 2025 Q1 2026 Underwriting Expense Ratio Acquisition Cost Ratio Loss Ratio

greenlightre.com 8 Building Financial Momentum Net income gains since 2021 have driven consistent book value growth $18 $25 $87 $43 $75 $36 2021 2022 2023 2024 2025 Q1 2026 $13.99 $14.33 $16.74 $17.95 $20.43 $21.40 2021 2022 2023 2024 2025 Q1 2026 Net Income ($ in millions) Fully Diluted Book Value Per Share1 CAGR: 8.8% 1. CAGR in the chart is calculated from December 31, 2020 ($13.42) through year-end 2025.

First quarter Highlights greenlightre.com 9

greenlightre.com 10 First Quarter Highlights Q1 2025 Q1 2026 Gross Premiums Written $247.9 $227.9 Net Underwriting Income (loss) $(7.8) $6.2 Combined Ratio 104.6% 96.0% Net Income $29.6 $35.8 Return on Equity 4.3% 4.9% Fully Diluted Book Value Per Share $18.87 $21.40 Total Shareholders’ Equity $666.8 $741.2 (expressed in millions U.S. dollars, except percentages and per share amounts) "We have had a good start to the year with both sides of our balance sheet contributing to growth in book value per share. Our underwriting book continues to demonstrate disciplined profitability with a combined ratio of 96.0%." - Greg Richardson, Chief Executive Officer

Segment Results greenlightre.com 11

106.0% 94.8% 75.4% 58.3% 27.3% 32.0% 3.3% 4.5% Q1 2025 Q1 2026 Key Highlights greenlightre.com 12 Open Market Segment Gross Premiums Written ($ in millions) Q1 2026 Business Mix Results for this segment continued to drive strong underwriting profit for the company following record underwriting income in 2025 Combined Ratio Non-renewed majority of casualty business in 2025 and 2026 due to unattractive pricing relative to escalating loss costs Gross premiums written decreased due to downward premium adjustments and targeted portfolio actions Underwriting income of $7 million in Q1 2026, compared to loss of $9 million in Q1 2025 (Q1 2025 results were impacted by historic California wildfire losses) $221 $180 Q1 2025 Q1 2026 Casualty 6% Financial 14% Multiline 35%Property 14% Specialty 31% Underwriting Expense Ratio Acquisition Cost Ratio Loss Ratio

Key Highlights greenlightre.com 13 Innovations Segment Innovations segment continues to be a strategic differentiator, reflecting a high-quality team applying prudence to growth opportunities Continuing to retrocede a portion of the segment's underwriting portfolio, obtaining rated third-party support and validation Investment portfolio is currently comprised of a diverse set of companies (deployed capital: $39.2M; carried value: $64.9M) Gross premiums written increased 73% to $48 million in Q1 2026 compared to $27 million in Q1 2025 $27 $48 Q1 2025 Q1 2026 94.4% 102.3% 54.4% 63.3% 31.7% 30.8%8.2% 8.2% Q1 2025 Q1 2026 ($ in millions) Casualty 21% Financial 22% Multiline 42% Specialty 15% Gross Premiums Written Q1 2026 Business Mix Combined Ratio Underwriting Expense Ratio Acquisition Cost Ratio Loss Ratio

Solasglas Investments Update greenlightre.com 14

# Solasglas Investments, LP:
## A Key Driver of Greenlight Re’s Strong Book Value Growth

### Investment Approach

Greenlight Capital, Inc., an affiliate of DME Advisors, Solasglas’ investment advisor, was founded in 1996 by our Chairman David Einhorn and is recognized for its disciplined, research-driven investment strategy

DME Advisors conducts deep fundamental analysis of financials, strategy, and prospects to identify both undervalued and overvalued securities

Greenlight Re has employed this value-oriented approach since its inception

Objective is to maximize total risk-adjusted returns supporting long-term book value growth

### Investment Portfolio

Solasglas Investments, LP is the dedicated investment fund managed by DME Advisors, for the benefit of Greenlight Re and its affiliates, into which Greenlight Re allocates its investment assets

DME Advisors serves as general partner and owns approximately 20% of Solasglas

Investment Portfolio is currently 70% of Greenlight Re’s adjusted surplus

### Annual Investment Returns



25.3%
7.5%
9.4%
9.8%
7.5%
2021
2022
2023
2024
2025

**Annual Average Returns Since 2021:**
**11.7%**

**Annual Average Returns Since Inception:**
**5.8%**

**2026 YTD Returns (through March):**
**6.8%**

*Investment returns stated herein reflect the total returns, net of fees and expenses, and are based on the total assets in investment account for the joint venture and the Investment Portfolio for SILP. Investment returns are calculated monthly and compounded to calculate the quarterly and annual returns. Actual investment income may vary depending on cash flows into and out of the investment account. Past performance is not necessarily indicative of future results. Annual average returns since 2021 is calculated from January 2021 through March 2026 and annual average return from inception is calculated from August 2004 through March 2026.

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Investing in Greenlight Re 16greenlightre.com

greenlightre.com 17 Why Invest in Greenlight Re? Seasoned and Refreshed Executive Leadership Focused on underwriting culture and results-driven decision-making Well-Positioned and Diversified Specialty property and casualty reinsurance portfolio with a diversified risk profile Innovations Business is Maturing Now a distinct segment with strong momentum and disciplined growth Differentiated Long/Short Investment Strategy Designed to continue to generate strong returns in volatile markets Strong Balance Sheet Supported by a recent upgrade from A.M. Best and low debt leverage ratio Returning Value to Shareholders Repurchased 2.4% of outstanding shares for $14.5 million in 2026 (as of April 30)

# Executive and Underwriting Leadership



**Greg Richardson**
Chief Executive Officer
Joined 2024
*(formerly Trans Re)*

## Average Industry Experience: 20+ Years

### Executive Team Comprised of Significant Greenlight Re Tenure and Fresh Perspectives



**Faramarz Romer**
Chief Financial Officer
*Joined 2007*
*(formerly KPMG)*



**David Sigmon**
General Counsel
*Joined 2023*
*(formerly Everest)*



**Patrick O'Brien**
CEO Ireland & COO
*Joined 2016*
*(formerly Liberty)*



**Tom Curnock**
Group CUO
*Joined 2009*
*(formerly Aon)*



**Brian O'Reilly**
Head of Innovations
*Joined 2014*
*(formerly ICW Group)*



**Richard Strommer**
Chief Actuary
*Joined 2017*
*(formerly E&Y)*



**Kagabo Ngiruwonsanga**
CUO, Innovations
*Joined 2011*
*(formerly Liberty)*



**Regan Cairns**
CUO, Cayman Islands
*Joined 2018*
*(formerly KPMG)*



**Finbar Griffin**
CUO, Ireland
*Joined 2018*
*(formerly Travelers)*



**Martin Vezina**
Head of Underwriting Analytics
*Joined 2025*
*(formerly Allianz)*

**Our Executive Team Is Focused on Executing Five Core Values**

*Nimble • Innovative • Excellence • Accountable • Collaborative*

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Appendix 19greenlightre.com

# Fully Diluted Book Value Per Share

The key non-GAAP financial measure used in this Presentation is fully diluted book value per share. Our primary financial goal is to increase fully diluted book value per share over the long term. We use fully diluted book value as a financial measure in our long-term incentive compensation plan. We believe that long-term growth in fully diluted book value per share is the most relevant measure of our financial performance because it provides management and investors a yardstick to monitor the shareholder value generated. Fully diluted book value per share may also help our investors, shareholders, and other interested parties form a basis of comparison with other companies within the property and casualty reinsurance industry. Fully diluted book value per share should not be viewed as a substitute for the most comparable U.S. GAAP measure, which in our view is the basic book value per share. We calculate basic book value per share as (a) ending shareholders' equity, divided by (b) the total ordinary shares issued and outstanding, as reported in the consolidated financial statements. Fully diluted book value per share represents basic book value per share combined with any dilutive impact of in-the-money stock options (assuming net exercise) and all outstanding restricted stock units "RSUs". We believe these adjustments better reflect the ultimate dilution to our shareholders.

The following tables presents a reconciliation of the fully diluted book value per share to basic book value per share (the most directly comparable U.S. GAAP financial measure):

| | December 31, 2021 | December 31, 2022 | December 31, 2023 | December 31, 2024 | December 31, 2025 | March 31, 2026 |
|---|---|---|---|---|---|---|
| **Numerator for basic and fully-diluted book value per share:** | | | | | | |
| Total equity as reported under U.S. GAAP | $ 475,663 | $ 503,120 | $ 596,095 | $ 635,879 | $ 707,977 | $ 741,172 |
| **Denominator for basic and fully diluted book value per share:** | | | | | | |
| Ordinary shares issued and outstanding as reported and denominator for basic book value per share | 33,844,446 | 34,824,061 | 35,336,732 | 34,831,324 | 33,897,709 | 34,635,101 |
| Add: In-the-money stock options and all outstanding RSUs | 154,134 | 277,960 | 264,870 | 590,001 | 755,997 | 950,199 |
| Denominator for fully diluted book value per share | 33,998,580 | 35,102,021 | 35,601,602 | 35,421,325 | 34,653,706 | 34,635,101 |
| Basic book value per share | $ 14.05 | $ 14.45 | $ 16.87 | $ 18.26 | $ 20.89 | $ 22.00 |
| **Fully diluted book value per share** | **$ 13.99** | **$ 14.33** | **$ 16.74** | **$ 17.95** | **$ 20.43** | **$ 21.40** |

(expressed in thousands U.S. dollars, except per share amounts)

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greenlightre.com 21 Fully Diluted Book Value Per Share (Quarterly) The following tables presents a reconciliation of the fully diluted book value per share to basic book value per share (the most directly comparable U.S. GAAP financial measure): Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Numerator for basic and fully-diluted book value per share: Total equity as reported under U.S. GAAP $ 635,879 $ 666,804 $ 663,318 $ 658,889 $ 707,977 $ 741,172 Denominator for basic and fully diluted book value per share: Ordinary shares issued and outstanding as reported and denominator for basic book value per share 34,831,324 34,557,449 34,198,153 34,099,226 33,897,709 33,684,902 Add: In-the-money stock options and all outstanding RSUs 590,001 773,938 775,124 757,505 755,997 950,199 Denominator for fully diluted book value per share 35,421,325 35,331,387 34,973,277 34,856,731 34,653,706 34,635,101 Basic book value per share $ 18.26 $ 19.30 $ 19.40 $ 19.32 $ 20.89 $ 22.00 Fully diluted book value per share $ 17.95 $ 18.87 $ 18.97 $ 18.90 $ 20.43 $ 21.40 (expressed in thousands U.S. dollars, except per share amounts)

Segment Descriptions Open Market Segment We provide treaty reinsurance to insurance companies on a global basis, written on a proportional or non-proportional (also known as excess of loss) basis. The Open Market segment has the following lines of business: • Financial: includes primarily mortgage, trade credit, surety, transactional liability, and financial multiline coverage. • Health: includes primarily accident and critical illness coverage. • Multiline: includes predominantly our FAL business across diverse lines, coupled with multiline commercial and personal auto liability, business owners’ policy (“BOP”), and multiline commercial coverage. • Property: includes mainly commercial property and property catastrophe coverage. • Specialty: includes primarily agriculture, cyber, marine and energy, aviation and space, specialty multiline, and war, political violence and terrorism coverage. • Casualty: includes primarily general liability, umbrella, multiline casualty, and workers’ compensation coverage. Innovations Segment Innovation-related Investments We make strategic investments in promising startup companies and managing general agents, subject to investment guidelines as approved by our Board of Directors, in addition to providing reinsurance capacity on a case-by-case basis. These private investments consist primarily of unlisted equities (mostly preferred shares) and convertible debt instruments. Innovation-related Underwriting We provide underwriting capacity to our program partners through insurance and reinsurance structures on a global basis, written on a proportional or non-proportional basis. The Innovations segment has the following lines of business: • Financial: includes predominantly miscellaneous financial coverage. • Health: includes primarily travel and other miscellaneous health coverage. • Multiline: includes mostly BOP and multiline commercial coverage, in addition to business written from our Syndicate 3456 (multiple lines of business). • Specialty: includes primarily contingency liability and travel-related (e.g., trip cancellation / interruption, baggage and personal effects, and medical insurance) coverage. • Casualty: includes primarily general liability and multiline casualty coverage. greenlightre.com 22